UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2017
___________________________

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

On August 30, 2017, CytRx Corporation (the "Company") issued a press release announcing that it has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") in connection with a special meeting of stockholders to be held on Tuesday, October 17, 2017. The special meeting will be held to authorize the Board of Directors to effect a reverse split of the Company's common stock, if deemed necessary, and to reduce the number of authorized shares of common stock by one-half from 250,000,000 to 125,000,000 shares. A reverse stock split may enable the Company to regain compliance with Nasdaq's $1.00 minimum bid price requirement and maintain its listing on the Nasdaq Capital Market.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Other Information

The Company and its directors, executive officers and advisors may be deemed to be participants in the solicitation of proxies in connection with the proposed reverse stock split to be considered at the special meeting of stockholders. Stockholders may obtain additional information regarding the interests of those participants by reading the Company's definitive proxy statement filed on August 29, 2017 and the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, as filed with the SEC.

The definitive proxy statement will be mailed to stockholders of record as of August 28, 2017, the record date for voting on the proposed reverse stock split. Stockholders may obtain free copies of the definitive proxy statement and the Company's other SEC filings electronically by accessing the SEC's home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to CytRx Corporation, Attn: Corporate Secretary, 11726 San Vicente Blvd., Suite 650, Los Angeles, CA 90049.
Item 9.01 Financial Statement and Exhibits.
(d)  Exhibits.
Exhibit No.	Description
99.1	Press Release issued on August 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CYTRX CORPORATION

Date: August 30, 2017	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer